As filed with the Securities and Exchange Commission on October 22, 2003

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of report (date of earliest event reported):
                                  October 22, 2003
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

Commission           Exact name of registrants as specified in their charters,      I.R.S. Employer
File Number          state of incorporation, address of principal executive         Identification Number
                     offices, and telephone number

1-15929              Progress Energy, Inc.                                          56-2155481
                     410 S. Wilmington Street
                     Raleigh, North Carolina 27601-1748
                     Telephone:  (919) 546-6411
                     State of Incorporation:  North Carolina

1-8349               Florida Progress Corporation                                   59-2147112
                     410 S. Wilmington Street
                     Raleigh, North Carolina 27601-1748
                     Telephone:  (919) 546-6111
                     State of Incorporation:  Florida

1-3274               Florida Power Corporation                                      59-0247770
                     d/b/a Progress Energy Florida, Inc.
                     100 Central Avenue
                     St. Petersburg, Florida 33701-3324 Telephone: (727)
                     820-5151 State of Incorporation: Florida

1-3382               Carolina Power & Light Company                                 56-0165465
                     d/b/a Progress Energy Carolinas, Inc.
                     410 S. Wilmington Street
                     Raleigh, North Carolina 27601-1748
                     Telephone:  (919) 546-6411
                     State of Incorporation:  North Carolina

       The address of the registrants has not changed since the last report.

          This combined Form 8-K is filed separately by four registrants:
        Progress Energy, Inc., Florida Progress Corporation, Florida Power
       Corporation d/b/a Progress Energy Florida, Inc. and Carolina Power &
         Light Company d/b/a Progress Energy Carolinas, Inc. Information
         contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.


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ITEM 9.  REGULATION FD DISCLOSURE and ITEM 12. RESULTS OF OPERATIONS AND
FINANCIAL CONDITION.

         This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the Registrants pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrants' results of operations or financial condition for the three and nine months ended September 30, 2003.

     On October 22, 2003, Progress Energy, Inc., issued a press release regarding its earnings for the three and nine months ended September 30, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The press release contains business segment information for the Progress Energy Carolinas and Progress Energy Florida business units, which are substantially similar to the standalone operations of each of Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (which is in turn a significant subsidiary of Florida Progress Corporation). Accordingly, this current report is also being furnished on behalf of each such registrant.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROGRESS ENERGY, INC.
                                    FLORIDA PROGRESS CORPORATION
                                    FLORIDA POWER CORPORATION
                                    CAROLINA POWER & LIGHT COMPANY
                                    Registrants


                                    By:  /s/ Peter M. Scott III
                                         ---------------------------------
                                             Peter M. Scott III
                                             Executive Vice President and
                                             Chief Financial Officer

Date:  October 22, 2003


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                                Index to Exhibits



Exhibit No.            Description

   99.1 Press Release dated October 22, 2003 with respect to financial results for the three and nine months ended September 30, 2003.


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